Debt (Schedule of Mandatory Principal Payment According to Schedule of Remaining Outstanding Balance Due upon Maturity) (Detail) - New Term Loan - USD ($) $ in Thousands	Mar. 31, 2017	Mar. 21, 2017
Debt Instrument [Line Items]
Total payments for 2017	$ 1,183	$ 1,183
Total payments for 2018	1,500	1,500
Total payments for 2019	3,750	3,750
Total payments for 2020	6,750	6,750
Total mandatory prepayments	$ 13,183	$ 13,183